SCUDDER
                                                                     INVESTMENTS



Supplement to the currently effective prospectuses and all currently effective supplements thereto for the following funds:

Scudder International Equity Fund

Scudder International Select Equity Fund
--------------------------------------------------------------------------------

Effective March 31, 2003, the following replaces "The portfolio managers" sub-section of the "Who Manages and Oversees the Fund" section.

  Alexander Tedder                        Marc Slendebroek
  Managing Director, Deutsche Asset       Director, Deutsche Asset Management
  Management and Lead Manager of the      and Co-Manager of the fund.
  fund.                                      o Joined the investment advisor in
    o Head of EAFE Equity Portfolio            1994.
      Selection team.                        o Portfolio manager of the EAFE
    o Joined the investment advisor in         Equities: London.
      1994.                                  o Previously equity analyst at
    o Prior to that, was a European            Kleinwort Benson Securities and
      analyst (1990-1994) and                  at Enskilda Securities.
      representative (1992-1994) for         o Fluent in English, Dutch, German,
      Schroders.                               Swedish and Norwegian.
    o 14 years of investment experience.     o MA from University of Leiden,
    o Fluent in German, French, Italian        Netherlands.
      and Spanish.
    o Masters in Economics and Business
      Administration from Freiburg
      University.

  Clare Gray CFA, Director, Deutsche Asset
  Management and Co-Manager of the
  fund.
    o Joined the investment advisor in 1993.
    o Over ten years of investment industry
      experience.
    o BS, Cornell University.













               Please Retain This Supplement for Future Reference



March 31, 2003